Exhibit 10.1

THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS IN THE UNITED STATES AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS SUCH TERM IS DEFINED IN REGULATIONS UNDER THE U.S. SECURITIES ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATIONS OF THE U.S. SECURITIES ACT), EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN THE LIMITED CIRCUMSTANCES PROVIDED HEREIN PURSUANT TO TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

SUBSCRIPTION AGREEMENT

COMMON SHARES

(Canada, U.S. and International Jurisdictions)

INSTRUCTIONS FOR PURCHASERS

In order to participate in the Offering, you must deliver the following documents to BMO, on its own behalf and on behalf of the Underwriters, or U.S. Affiliate, as may be applicable, pursuant to Section 3(a) of the Terms and Conditions.

ALL PURCHASERS MUST:
☐	Read this Subscription Agreement.
☐	Complete and execute page ii of this Subscription Agreement and complete pages iii to v, as applicable.

ALL PURCHASERS RESIDENT IN THE UNITED STATES MUST ALSO:
☐	Complete and execute the Qualified Institutional Buyer Letter attached as Schedule A.

ALL PURCHASERS RESIDENT IN CANADA MUST ALSO:
☐	Complete and execute the Canadian Purchaser Certificate attached as Schedule B and, if required, the Individual Risk Acknowledgment Form attached as Attachment 1 to Schedule B.

ALL PURCHASERS RESIDENT IN A JURISDICTION OUTSIDE OF CANADA AND THE UNITED STATES MUST ALSO:
☐	Complete and execute the International Purchaser Certificate attached as Schedule C.

PAYMENT:
☐	Make payment for the Common Shares as required by Section 2 of the Terms and Conditions.

A completed and executed copy of this Subscription Agreement, including the items required to be completed as set out above, must be delivered by no later than 4:00 p.m. (Toronto time) on January 30, 2026 to BMO Nesbitt Burns Inc., Attention: Chantal Branch, Email: [***].

SUBSCRIPTION AGREEMENT

FOR COMMON SHARES OF NOVAGOLD RESOURCES INC.

(Canada, U.S. and International Jurisdictions)

TO:	NOVAGOLD Resources Inc. (the “Company”)

AND TO:	BMO Nesbitt Burns Inc. (“BMO”), RBC Dominion Securities Inc. (“RBC”), Scotia Capital Inc. (“Scotiabank” and, together with BMO and RBC, the “Underwriters”) and all applicable U.S. registered broker-dealer affiliates of the Underwriters (collectively, the “U.S. Affiliates”)

The undersigned (the “Purchaser”) on its own behalf, and if applicable, on behalf of a Beneficial Purchaser (as defined herein), hereby irrevocably subscribes for and agrees to purchase from the Company the number of common shares the Company (the “Common Shares”) set forth below for the aggregate subscription price set forth below (the “Subscription Amount”), representing a subscription price of US$10.00 per Common Share (the “Offering Price”), upon and subject to the terms and conditions, and the covenants, representations and warranties set forth in this Subscription Agreement (as defined herein), including the attached terms and conditions (the “Terms and Conditions”).

Unless the context otherwise requires, all references in this agreement to the “Common Shares” shall include any Additional Common Shares (as defined herein) issued pursuant to the Underwriters’ Option (as defined herein) and all references to the “Offering” shall include the exercise of the Underwriters’ Option.

This subscription agreement, the Terms and Conditions and the completed and executed schedules attached hereto, as applicable, are collectively referred to as the “Subscription Agreement”. The Purchaser agrees to be bound by the Terms and Conditions and agrees that the Company and the Underwriters may rely upon the covenants, representations and warranties contained in this Subscription Agreement.

All references to currency in this Subscription Agreement are to the lawful money of the United States, unless otherwise stated.

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Number of Common Shares: ________________ x US$10.00		Aggregate Subscription Price: US$_____________________

Purchaser’s Information and Signature:		Registration Instructions (if different) (which may be superseded by instructions from BMO):
________________________________________________ Name of Purchaser (please print)		________________________________________________ Name

________________________________________________ Signature (of individual or authorized signatory)		________________________________________________ Account Reference, if applicable

________________________________________________ Official Capacity or Title (of authorized signatory, if applicable)		________________________________________________
________________________________________________
________________________________________________ (Please print name of signatory if different from the name of the Purchaser printed above.)		________________________________________________ Address, including postal code/zip code

Purchaser’s Address, including Province/State and Country:		Delivery Instructions (if different):
________________________________________________		________________________________________________ Name
________________________________________________		________________________________________________ Account Reference, if applicable
________________________________________________
________________________________________________		________________________________________________
________________________________________________		________________________________________________ Address, including postal code/zip code

Telephone Number:	______________________________________	_____________________________________________ Telephone Number and Contact Name
E-mail Address:	______________________________________

Beneficial Purchaser Information

If the Purchaser is signing as an agent for a principal and is not deemed to be purchasing as principal as set out below, the Purchaser hereby represents and warrants that the name and residential address of such principal is as follows:

Name of beneficial Purchaser (“Beneficial Purchaser”) (if not the same as the Purchaser):

Beneficial Purchaser’s Telephone Number: ________________________________________________
________________________________________________ Name of Beneficial Purchaser (please print)
Beneficial Purchaser’s Address, including Province/State and Country:	Beneficial Purchaser’s E-mail Address: ________________________________________________
________________________________________________
________________________________________________
________________________________________________
________________________________________________

Additional Purchaser Information

Present Ownership of Securities

The Purchaser either [check appropriate box]:

☐	owns directly or indirectly, or exercises control or direction over, no Common Shares or securities convertible into Common Shares; or

☐	owns directly or indirectly, or exercises control or direction over, _________________ Common Shares and convertible securities entitling the Purchaser to acquire an additional _________________ Common Shares.

Insider Status

The Purchaser either [check appropriate box]:

☐	is an “insider” of the Company as defined under applicable Canadian securities law, namely:

(a)	a director or an officer of the Company,

(b)	a director or an officer of a person or company that is itself an insider or a subsidiary of the Company,

(c)	a person that has

(i) beneficial ownership of, or control or direction over, directly or indirectly, or

(ii)a combination of beneficial ownership of, and control or direction over, directly or indirectly,

securities of the Company carrying more than 10% of the voting rights attached to all the Company’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution, or

(d)	the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities.

☐	is not an “insider” of the Company.

Registrant Status

The Purchaser either [check appropriate box]:

☐	is a “registrant” as defined under applicable Canadian securities law: “registrant” means a person registered or required to be registered under applicable Canadian securities law; or

☐	is not a “registrant”.

U.S. Purchaser Status:

☐	is a “U.S. Person” as defined in the Terms and Conditions; or

☐	is not a “U.S. Person”.

ACCEPTANCE: The Company hereby accepts the above subscription subject to the Terms and Conditions of this Subscription Agreement.

NOVAGOLD RESOURCES INC.

Per: ___________________________________ Name: Title:	DATED as of ______________, 2026.

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IMPORTANT NOTES:

RESALE RESTRICTIONS

The Common Shares are subject to resale restrictions prescribed by securities laws in Canada and the United States (regardless of the domicile of the Purchaser or Beneficial Purchaser). Canadian securities law prescribes a hold period which restricts the resale of the Common Shares until the date that is four (4) months and a day after the Closing Date.  In addition, the Common Shares are subject to a minimum six-month hold period under United States securities laws (regardless of the domicile of the Purchaser or Beneficial Purchaser, including Canadian and International Purchasers). The Securities have not been registered under the U.S. Securities Act and are accordingly subject to resale restrictions under the U.S. Securities Act.

Resales of the Common Shares are subject to a minimum six (6) month holding period pursuant to Rule 144 under the U.S. Securities Act and any resale must be made in compliance with the U.S. Securities Act and applicable state securities laws or pursuant to an available exemption therefrom. The Common Shares have not been and will not be registered under the U.S. Securities Act or any U.S. state securities laws. Accordingly, the Common Shares may not be offered, sold, pledged, hypothecated, or otherwise transferred except in compliance with the foregoing. The Company may require, as a condition to any transfer, an opinion of counsel (in form and substance satisfactory to the Company) to the effect that the proposed transfer complies with the U.S. Securities Act and any applicable state securities laws.

Electronic settlements, physical certificates or direct registration statements (“DRS”) representing the Common Shares will be endorsed with appropriate restrictive legends.

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SUBSCRIPTION AGREEMENT

TERMS AND CONDITIONS

1.                   Acceptance

In consultation with the Underwriters, the Company may accept or reject this Subscription Agreement in whole or in part at any time prior to the Closing Time (as defined herein) and the Company, in consultation with the Underwriters, has the right to allot to any Purchaser less than the subscribed for amount of Common Shares. Pursuant to the terms of the Underwriting Agreement to be entered into by the Company with the Underwriters on or prior to the Closing Date (as defined herein) (the “Underwriting Agreement”), the Underwriters may arrange, on a “bought deal” private placement basis, for substituted purchasers to purchase the Common Shares under the Offering. In accordance with the terms and conditions of the Underwriting Agreement, and subject to the Terms and Conditions of this Subscription Agreement, upon acceptance by the Company of this subscription (in whole or in part), the Purchaser will be obliged to purchase from the Company the number of Common Shares in respect of which this subscription has been accepted. The terms of the Offering are further described in Schedule D – Term Sheet, attached hereto.

2.                   Payment

Payment of the Subscription Amount must accompany this subscription. The Purchaser shall deliver the aggregate amount payable in respect of the Common Shares subscribed for hereunder to the Underwriters, or with respect to any Purchaser who is a “U.S. Person” (as defined in Rule 902(k) of Regulation S promulgated under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee is a U.S. Person, and any partnership or corporation organized or incorporated under the laws of the United States), to the U.S. Affiliates, in each case at or before the Closing Time on the Closing Date, by wire, certified cheque or bank draft to the Underwriters or the U.S. Affiliates, as the case may be, or payable in such other manner as may be specified by the Underwriters.

3.                   Deliveries

(a)	the Purchaser will complete, sign and return to BMO this Subscription Agreement to the email address on the face page hereof, together will all documents required by applicable Securities Laws (as defined herein) for delivery to the Company on behalf of the Purchaser, including the following documents, as soon as possible and, in any event not later than 4:00 p.m. (Toronto time) on January 30, 2026:

(i)	if the Purchaser is a U.S. Person or in the United States, a completed and executed copy of the “Qualified Institutional Buyer Letter” attached hereto as Schedule A (the “Qualified Institutional Buyer Letter”);

(ii)	if the Purchaser is a resident of Canada, a completed and executed copy of the Canadian Purchaser certificate in the form attached as Schedule B hereto (the “Canadian Purchaser Certificate”);

(iii)	if the Purchaser is a resident of Canada and is an individual and is relying on the exemption in Section 7(bb) of this Subscription Agreement, a completed and executed a copy of the risk acknowledgment form attached as Attachment 1 to Schedule B (the “Individual Risk Acknowledgment Form”);

(iv)	if the Purchaser is resident in or otherwise subject to applicable Securities Laws of a jurisdiction other than Canada and the United States (an “International Jurisdiction”), a completed and executed copy of the International Purchaser certificate in the form attached as Schedule C (the “International Purchaser Certificate”); and

(v)	such other documents as may be reasonably requested by the Company or the Underwriters.

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The Purchaser acknowledges and agrees that this offer and all other documents, delivered in connection with this Subscription Agreement will be held by the Underwriters until such time as the conditions set out in the Underwriting Agreement are satisfied by the Company or waived by the Underwriters.

(b)	Any obligation of the Company to sell the Common Shares to the Purchaser is subject to: (i) acceptance of this Subscription Agreement by the Company; (ii) performance by the Purchaser of its covenants under and in accordance with this Subscription Agreement; (iii) the truth and accuracy, at the time of acceptance of this Subscription Agreement and at the Closing Date, of the Purchaser’s representations and warranties in this Subscription Agreement; (iv) the terms and conditions contained in the Underwriting Agreement for the benefit of the Company being complied with to the satisfaction of the Company or waived by the Company; (v) the distribution of Common Shares to the Purchaser being exempt from the prospectus requirements of applicable Securities Laws; (vi) the Company having obtained all required regulatory approvals to permit the completion of the sale of the Common Shares, including the conditional approval of the Toronto Stock Exchange (the “TSX”) and the authorization of the NYSE American LLC (the “NYSE American”, and together with the TSX, the “Exchanges”); and (vii) the Purchaser executing and delivering all requisite documentation as required by this Subscription Agreement and applicable Securities Laws with respect to the purchase of the Common Shares.

(c)	The Purchaser understands that the information provided herein will be relied upon by the Company, the Underwriters and, as applicable, the U.S. Affiliates for purposes of determining the eligibility of the Purchaser to purchase the Common Shares. The Purchaser agrees to provide, upon request, any additional information that the Company or the Underwriters determine necessary or appropriate in determining the Purchaser’s eligibility.

(d)	If the Purchaser is acting as trustee, agent, representative or nominee for a Beneficial Purchaser, the Purchaser understands and acknowledges that the representations, warranties, and agreements made herein are made by the Purchaser, with respect to the Purchaser, and with respect to the Beneficial Purchaser. Unless the context otherwise requires or as specifically stated, references to the Purchaser in this Subscription Agreement are to the Purchaser and any such Beneficial Purchaser.

(e)	For the purposes hereof, “Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders in each of the Selling Jurisdictions (as defined herein), the applicable policy statements, notices, blanket rulings, orders and all other regulatory instruments of the securities regulators in each of the Selling Jurisdictions. For the purposes hereof, “Business Day” means any day except Saturday, Sunday or a statutory holiday in Vancouver, British Columbia or Toronto, Ontario. “Selling Jurisdictions” means (i) each of the provinces of Canada, (ii) the United States, pursuant to an exemption from the registration requirements of the U.S. Securities Act; and (iii) such other jurisdictions as may be mutually agreed to by the Company and the Underwriters, in each case on a private placement or equivalent basis in accordance with applicable laws, provided that such laws permit offers and sales of the Common Shares on a private placement basis and without any obligation on the part of the Company to prepare or file any registration statement or prospectus or other disclosure document and without triggering any continuous disclosure obligations on the part of the Company.

4.                   Closing

(a)	Closing of this subscription for the Common Shares (the “Closing”) will be completed electronically on February 5, 2026 or at such time (the “Closing Time”) and date (the “Closing Date”) as the Underwriters and the Company may agree. If, at the Closing Time, the terms and conditions contained in the Underwriting Agreement have been complied with to the satisfaction of the Underwriters or waived by the Underwriters, the Underwriters shall deliver to the Company (a) all completed subscription agreements that were not delivered to the Company directly, including, if applicable, this Subscription Agreement, and (b) the net subscription proceeds (less any commissions payable and any expenses owing), against (i) delivery by the Company of an electronic deposit, certificates or DRS representing the Common Shares, and (ii) delivery by the Company of such other documentation as may be required by the Underwriters.

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(b)	The Underwriters retain the right to exercise or not to exercise, as they determine in their sole discretion, the rights of termination in the Underwriting Agreement, and the Underwriters shall have no liability to the Purchaser whatsoever in connection with any such decision.

(c)	If the Closing does not otherwise occur, the Underwriters, the Company or their respective counsel, as applicable, shall return this Subscription Agreement and any funds, certified cheques and bank drafts delivered by the Purchaser to the Underwriters representing the purchase price for the Common Shares, without interest, to the Purchaser.

(d)	The Purchaser acknowledges that the terms and size of the Offering are subject to change without notice to the Purchaser and that the Company reserves the right to close the Offering in multiple tranches, such that one or more closings may occur after the initial closing.

(e)	It is anticipated that the Common Shares purchased hereunder will be deposited electronically with the Canadian Depositary for Securities Limited (“CDS”) through the book-based system administered by CDS on the Closing Date. In such case, the Purchaser will not be entitled to receive definitive certificates or other instruments from the Company or CDS representing their interest in the Common Shares purchased hereunder. The Purchaser will receive only a customer confirmation from the registered dealer who is a CDS participant and from or through whom the Common Shares hereunder are purchased against payment of the Subscription Amount.

(f)	Neither the Company nor the Underwriters will assume any liability for: (i) any aspect of the records relating to the beneficial ownership of the Common Shares held by CDS or any payments relating thereto; (ii) maintaining, supervising or reviewing any records of CDS or a CDS participant relating to the Purchaser’s Common Shares; or (iii) any advice or representation made by or with respect to CDS and contained in this Subscription Agreement and relating to the rules governing CDS or any action to be taken by CDS or at the direction of a CDS participant. The rules governing CDS provide that it acts as the agent and depository for the CDS participants. As a result, CDS participants must look solely to CDS and the Purchaser must look solely to CDS participants for any payments relating to the Common Shares.

5.                   Authority of BMO

The Purchaser hereby:

(a)	appoints BMO, on its own behalf and on behalf of the Underwriters, with full power of substitution, as its agent to act as its representative at the Closing, including to approve any opinions, certificates or other documents addressed to the Purchaser and provided for by the Underwriting Agreement, to file and record any document necessary to accept delivery of the Common Shares on the Closing Date, to complete or correct any errors or omissions in this Subscription Agreement on behalf of the Purchaser, to terminate this subscription on its behalf in the event that any condition precedent to the Offering has not been satisfied, to execute a receipt for the Common Shares in respect of which this subscription is accepted and all other documentation.

(b)	irrevocably authorizes BMO to negotiate and settle the Underwriting Agreement and any other agreement to be entered into in connection with the Offering and to waive on its own behalf and on behalf of the holders of Common Shares in whole or in part, or extend the time for compliance with, any of the Closing conditions in such manner and on such terms and conditions as BMO may determine, acting reasonably.

(c)	irrevocably authorizes BMO to authorize electronic deposit of the Common Shares with CDS, if applicable, or to receive certificates representing the Common Shares, to execute in the Purchaser’s name and on its behalf all closing receipts and required documents, to complete and correct any errors or omissions in any form or document provided by the Purchaser, including this Subscription Agreement and the schedules attached hereto, in connection with the subscription for the Common Shares and to exercise any rights of termination contained in the Underwriting Agreement.

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(d)	acknowledges and agrees that BMO and the Company may vary, amend, alter or waive, in whole or in part, one or more of the terms set forth in the Underwriting Agreement in such manner and on such terms and conditions as they may determine, acting reasonably, and that any such variation, amendment, alteration or waiver shall not affect in any way the obligations of the Purchaser or such others for whom the Purchaser is contracting hereunder; provided, however, that BMO shall not vary, amend, alter or waive any such term or condition where to do so would result in a material change to any of the material attributes of the Common Shares described herein.

This power of attorney is irrevocable, is coupled with an interest and has been given for valuable consideration, the receipt and adequacy of which are acknowledged by the Purchaser. This power of attorney and other rights and privileges granted under this section will survive any legal or mental incapacity, dissolution, bankruptcy or death of the Purchaser. This power of attorney extends to the heirs, executors, administrators, other legal representatives and successors, transferees and assigns of the Purchaser. Any person dealing with the Underwriters may conclusively presume and rely upon the fact that any document, instrument or agreement executed by the Underwriters pursuant to this power of attorney are authorized and binding on the Purchaser, without further inquiry. The Purchaser agrees to be bound by any representations or actions made or taken by the Underwriters pursuant to this power of attorney, and waives any and all defences that may be available to contest, negate or disaffirm any action of the Underwriters taken in good faith under this power of attorney relating to the Offering.

6.                   Acknowledgements of the Purchaser

The Purchaser, on its own behalf, and if applicable, on behalf of a Beneficial Purchaser, agrees and acknowledges that:

(a)	The Purchaser understands that the Common Shares subscribed for by the Purchaser hereunder form part of a larger offering by the Company of 30,000,000 Common Shares at the Offering Price for aggregate gross proceeds of approximately US$300,000,000 under the Offering.

(b)	In connection with the Offering, the Underwriters have been granted an option (the “Underwriters Option”) to increase the size of the Offering by up to 4,500,000 additional Common Shares (the “Additional Common Shares”) at the Offering Price per Additional Common Share, for additional gross proceeds of up to US$45,000,000, on the same terms and conditions as the Common Shares, and the Underwriters’ Option shall be exercisable by BMO, on behalf of the Underwriters, in whole or in part, at any time up to 48 hours before the Closing Date.

(c)	This subscription is subject to rejection or acceptance by the Company in whole or in part, is effective only upon acceptance by the Company and the Company reserves the right to close the subscription books at any time without notice.

(d)	The Offering is not, and under no circumstance is to be construed as, a public offering of the Common Shares. The Offering is not being made, and this subscription does not constitute an offer to sell or the solicitation of an offer to buy the Common Shares in any jurisdiction where, or to any person whom, it is unlawful to make such an offer or solicitation.

(e)	The Offering is also conditional upon such sale being exempt from the prospectus filing or registration requirements and the requirement to deliver an offering memorandum in connection with the distribution of the Common Shares under applicable Securities Laws, or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement.

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(f)	The Purchaser is aware that the investment is highly speculative and that the Purchaser may lose the entire amount of his, her or its investment.

(g)	The Purchaser understands that the business of the Company is in a pre-revenue phase, and so acknowledges that there is no assurance that the Company will raise sufficient funds to adequately capitalize the Company or that the Company will be profitable in the future.

(h)	The Purchaser has been advised to seek independent legal and tax advisors and is solely responsible for obtaining independent legal, income tax and investment advice with respect to its subscription for Common Shares and has had the opportunity to acquire an understanding of the meanings of all of the terms and definitions contained herein for the purposes of giving the acknowledgements, representations, warranties, undertakings and covenants contained in this Subscription Agreement.

(i)	No securities commission or similar regulatory authority has reviewed or passed on the merits of the Common Shares.

(j)	There is no government or other insurance covering the Common Shares.

(k)	There are hold periods and other restrictions that limit the Purchaser’s ability to resell the Common Shares except under limited exemptions available under applicable Securities Laws, and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Common Shares.

(l)	The Common Shares are subject to resale restrictions under both Canadian and U.S. securities laws which, in the absence of qualification of a prospectus in Canada and or effectiveness of a registration statement, if any, require, among others, a hold period before the Common Shares may be resold. These resale restrictions under both Canadian and U.S. securities laws include (i) a Canadian hold period that restricts any trade in Canada until the date that is four (4) months and one (1) day after the Closing Date; and (ii) a minimum six (6) month holding period for resales regardless of domicile of the Purchaser pursuant to Rule 144 under the U.S. Securities Act. Absent the qualification of a prospectus in the applicable Canadian jurisdictions and/or the effectiveness of a registration statement under the U.S. Securities Act (or an available exemption therefrom), any resale of the Common Shares must be made in compliance with applicable exemptions and with Canadian, U.S. federal, and state securities laws.

(m)	The Company has hereby provided the Purchaser with written notice pursuant to section 2.5(2)(3.1) of National Instrument 45-102 – Resale of Securities that:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE THAT IS FOUR MONTHS AND ONE DAY FOLLOWING THE CLOSING DATE].”

(n)	For greater certainty, the Canadian hold period provided pursuant to section 2.5(2)(3.1) of National Instrument 45-102 – Resale of Securities is separate from, and in addition to, any restrictions on transfer under United States securities laws, including, the minimum six (6) month holding period pursuant to Rule 144 under the U.S. Securities Act, unless such resales are made pursuant to an effective registration statement or another available exemption.

(o)	The offer to purchase made by this subscription is irrevocable (subject to the Purchaser’s right to terminate its obligations in Section 13) and requires acceptance by the Company.

(p)	The Company has advised the Purchaser that the Company is relying on an exemption from the requirements to provide the Purchaser with a prospectus under applicable Securities Laws and, as a consequence of acquiring the Common Shares pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (British Columbia) and other applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Purchaser.

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(q)	No prospectus or registration statement has been filed by the Company with any securities commission or similar regulatory authority in any jurisdiction in connection with the Offering and the Offering is exempt from the prospectus and registration statement requirements and the requirements to sell securities through a registered dealer available under the provisions of applicable Securities Laws, and as a result:

(i)	the Purchaser is restricted from using most of the civil remedies available under applicable Securities Laws;

(ii)	the Purchaser may not receive information that would otherwise be required to be provided to it under applicable Securities Laws;

(iii)	the common law may not provide the Purchaser with an adequate remedy in the event that it suffers investment losses in connection with the Common Shares acquired pursuant to the Offering; and

(iv)	the Company is relieved from certain obligations that would otherwise apply under applicable Securities Laws.

(r)	The Common Shares may, at the election of the Underwriters, be issued as electronic positions in CDS in favour of the Underwriters or such other basis as the Underwriters determine.

(s)	The Company may complete additional financings in the future in addition to the Offering, and there is no assurance that such additional financings will be available and, if available, on reasonable terms. Any such future financings may have a dilutive effect on then current stockholders, including the Purchaser.

(t)	Unless the Purchaser, or a Beneficial Purchaser, if any, for whom it is acting as agent or trustee, is a U.S. Person, the Purchaser acknowledges and agrees that:

(i)	the Common Shares have not been offered to the Purchaser while the Purchaser was in the United States, and the individual making the order to purchase the Common Shares and executing and delivering this Subscription Agreement for the account or benefit of the Purchaser was not in the United States when the order was placed or when this Subscription Agreement was executed and delivered;

(ii)	the Purchaser is not in the United States or a U.S. Person and is not purchasing the Common Shares for the account or benefit of a person in the United States or a U.S. Person;

(iii)	the Purchaser is not purchasing the Common Shares as the result of any “directed selling efforts” (as defined in Rule 902(c) of Regulation S, including any press releases disseminated or otherwise made available in the United States relating to the proposed Offering) made in the United States by the Company, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing;

(iv)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act or any applicable state securities laws;

(v)	the Purchaser has no intention to distribute either directly or indirectly any of the Common Shares to, or for the account or benefit of, persons in the United States or U.S. Persons, except in compliance with the U.S. Securities Act and any applicable state securities laws;

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(vi)	the Common Shares have not been registered under the U.S. Securities Act or any U.S. state securities laws, and may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of unless the transaction is exempt from, or not subject to, the registration requirement of the U.S. Securities Act and applicable U.S. state securities laws;

(vii)	until six (6) months after the later of (A) the day on which the Common Shares are first offered to persons other than the Underwriters in reliance on Regulation S under the U.S. Securities Act and (B) the Closing Date (such six-month period, the “Distribution Compliance Period”), an offer or sale of the Common Shares within the United States or to a U.S. Person may violate the registration requirements of the U.S. Securities Act;

(viii)	the Purchaser is neither an underwriter of, or dealer in, the securities of the Company, nor participating, pursuant to a contractual agreement or otherwise, in the distribution of the Common Shares;

(ix)	the Purchaser: (A) is not in the United States or a U.S. Person and is acquiring the Common Shares in an “offshore transaction” (as such term is used in Regulation S under the U.S. Securities Act) pursuant to Regulation S under the U.S. Securities Act, for its own account and not with a view to any resale or distribution of such Common Shares in violation of U.S. federal or state securities laws; (B) agrees on its own behalf and on behalf of any investor account for which it has purchased the Common Shares that it will not during the Distribution Compliance Period, offer, sell or otherwise transfer the Common Shares except (x) to the Company, (y) to non-U.S. Persons outside the United States in accordance with Regulation S under the U.S. Securities Act, or (z) pursuant to any other available exemption or exclusion from the registration requirement of the U.S. Securities Act; and (C) agrees that during such period that it will give to each person to whom the Common Shares are transferred a notice substantially to the effect of this provision;

7.	Representations, Warranties and Covenants of the Purchaser

By executing this Subscription Agreement, the Purchaser, on its own behalf, and if applicable, on behalf of a Beneficial Purchaser, represents, warrants and covenants to the Company, the Underwriters and, as applicable, the U.S. Affiliates that:

(a)	the Purchaser:

(i)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Common Shares;

(ii)	is capable of assessing the proposed investment in the Common Shares as a result of the Purchaser’s own experience or as a result of advice received from a person registered under applicable Securities Laws;

(iii)	is aware of the characteristics of the Common Shares and the risks relating to an investment therein; and

(iv)	is able to bear the economic risk of loss of its investment in the Common Shares;

(b)	if the Purchaser is an individual, the Purchaser is of the full age of majority in the jurisdiction in which this Subscription Agreement is executed and has all requisite legal capacity and competence to execute, deliver and be bound by this Subscription Agreement, to perform all of its obligations and covenants hereunder and to undertake all actions required of the Purchaser hereunder;

(c)	if the Purchaser is not an individual, the Purchaser has the requisite power, authority and legal capacity to execute, deliver and be bound by this Subscription Agreement, to perform all of its obligations and covenants hereunder and to undertake all actions required of the Purchaser hereunder, all necessary approvals of its directors, partners, shareholders, trustees or otherwise with respect to such matters have been given or obtained and the individual signing this Subscription Agreement has been duly authorized to do so;

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(d)	if the Purchaser is a body corporate, the Purchaser is incorporated or organized and validly subsisting under the laws of its jurisdiction of incorporation or organization;

(e)	if the Purchaser is acting as principal, this Subscription Agreement has been duly and validly authorized, executed and delivered by the Purchaser, and, when accepted by the Company, will constitute a legal, valid and binding obligation enforceable against the Purchaser in accordance with the terms hereof (subject to bankruptcy, insolvency and other laws limiting the enforceability of creditors’ rights and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction);

(f)	if the Purchaser is acting as agent or trustee (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, the Purchaser is duly authorized to execute and deliver this Subscription Agreement and all other necessary documents in connection with such subscription on behalf of such principal, each of whom is subscribing as principal for its own account and not for the benefit of any other person, and this Subscription Agreement has been duly and validly authorized, executed and delivered by or on behalf of, and, when accepted by the Company, will constitute a legal, valid and binding obligation enforceable in accordance with the terms hereof (subject to bankruptcy, insolvency and other laws limiting the enforceability of creditors’ rights and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction) against, such principal;

(g)	the execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Common Shares and the completion of the transactions contemplated hereby will not result in any breach of, or be in conflict with or constitute a default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a default under any term or provision of the constating documents, by-laws or resolutions of the Purchaser (if not an individual), any other applicable law, any agreement (written or oral) to which the Purchaser is a party or any applicable regulation, judgment, decree, order, statute or ruling to which the Purchaser is bound;

(h)	the Purchaser is not a person created or used solely to purchase or hold securities in order to comply with or rely upon an exemption from the prospectus requirements of applicable Securities Laws and the Purchaser does not act jointly or in concert with any other person or company for the purposes of acquiring securities of the Company;

(i)	no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to the Purchaser (other than those required by or of the Company and the Underwriters) in connection with the execution and delivery by the Purchaser of this Subscription Agreement or the consummation by the Purchaser of the transactions contemplated hereby;

(j)	no person has made any written or oral representation to the Purchaser that any person will resell or repurchase the Common Shares or refund any of the purchase price of the Common Shares, or that the Common Shares will be listed on any exchange or quoted on any quotation and trade reporting system, other than as set out herein, or that an application has been made or will be made to list any such security on any exchange or quote the security on any quotation and trade reporting system, other than as set out herein;

(k)	the Purchaser is resident, or if not an individual, has a head office, in the jurisdiction indicated on page ii of this Subscription Agreement and such address was not created and is not used solely for the purpose of acquiring the Common Shares and the purchase by and sale to the Purchaser of the Common Shares, and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such purchase or sale, has occurred only in such jurisdiction and the Purchaser intends that the laws of such jurisdiction govern such sale to and purchase by the Purchaser;

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(l)	the Purchaser is entitled under applicable Securities Laws to purchase such Common Shares without the benefit of a prospectus or registration statement qualified under such Securities Laws;

(m)	the Purchaser is not relying on any verbal or written representations as to a fact relating to the Company, and the Purchaser acknowledges that neither the Company nor the Underwriters nor, as applicable, the U.S. Affiliates have made any verbal or written representations, warranties or covenants relating to (i) the business of the Company, except for factual statements about the Company as set forth in this Subscription Agreement and the Underwriting Agreement, which statements are made as of the respective dates thereof, or (ii) the future value or price of the Common Shares;

(n)	the Purchaser understands that he, she or it will not be able to resell the Common Shares until the expiry of the applicable hold period under applicable Securities Laws except in accordance with limited exemptions and in compliance with other requirements of applicable law, and the Purchaser (and not the Company or the Underwriters or, as applicable, the U.S. Affiliates) is responsible for compliance with applicable resale restrictions or hold periods and will comply with all applicable Securities Laws in connection with any resale of the Common Shares;

(o)	the Purchaser will execute and deliver within the applicable time periods all documentation as may be required by applicable Securities Laws to permit the purchase of the Common Shares on the terms set out herein and, if required by applicable Securities Laws or stock exchange rules, the Purchaser will execute, deliver, file and otherwise assist the Company in obtaining and filing such reports, undertakings and other documents relating to the purchase of the Common Shares by the Purchaser as may be required by any applicable Securities Laws, securities commission, stock exchange or other regulatory authority;

(p)	the Purchaser is aware that, the Common Shares shall have attached to them, whether through the electronic deposit system of CDS, an ownership statement issued under the DRS or other electronic book-entry system, or on or on certificates that may be issued, as applicable, legends setting out resale restrictions under applicable Securities Laws in substantially the following forms:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ALL LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (B), (C) OR (D), THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

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“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE THAT IS FOUR MONTHS AND ONE DAY FOLLOWING THE CLOSING DATE].”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (THE “TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.”

(q)	the Purchaser has not received and does not expect to receive any financial assistance from the Company, directly or indirectly, in respect of the Purchaser’s purchase of the Common Shares, the offer of Common Shares does not constitute a recommendation to purchase the Common Shares or financial product advice and none of the Company or the Underwriters have had regard to the Purchaser’s particular objectives, financial situation and needs;

(r)	the Purchaser acknowledges that the Underwriters are acting solely as underwriter for the Company in connection with the Offering and not as financial advisors to the Purchaser or as an agent to the Purchaser;

(s)	Blake, Cassels & Graydon LLP (“Blakes”) is acting solely as Canadian legal counsel to the Company, and Cassels Brock & Blackwell LLP (“Cassels”) is acting solely as Canadian legal counsel to the Underwriters, and neither is acting as counsel to the Purchaser or assumes any responsibility or liability of any nature whatsoever for the accuracy or adequacy of any of the information furnished to the Purchaser in connection with the Offering;

(t)	the Purchaser has not received, nor has the Purchaser requested, nor does the Purchaser have any need to receive, any prospectus, sales or advertising literature, offering memorandum or any other document (other than an annual or interim report, financial statements or any other document the content of which is prescribed by statute or regulation) describing or purporting to describe the business and affairs of the Company which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the purchase of the Common Shares;

(u)	other than the Underwriters or as otherwise described in Section 10, the Purchaser confirms that there is no person acting or purporting to act on behalf of the Purchaser in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any other person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Common Shares on account of the Purchaser’s subscription, the Purchaser covenants to indemnify and hold harmless the Company and the Underwriters with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

(v)	the Purchaser agrees that it is solely responsible for obtaining such legal, tax and other advice as the Purchaser considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated hereunder;

(w)	the Purchaser will not resell or otherwise transfer the Common Shares except in accordance with the provisions of any applicable Securities Laws;

(x)	if required by Securities Laws or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Company or the Underwriters in filing such reports, undertakings and other documents with respect to the subscription for and issuance of the Common Shares;

(y)	the Purchaser is not engaged in the business of trading in securities or exchange contracts as a principal or agent and does not hold himself, herself or itself out as engaging in the business of trading in securities or exchange contracts as a principal or agent, or is otherwise exempt from any requirements to be registered as a dealer under National Instrument 31-103 – Registration Requirements, Exemptions and Ongoing Registrant Obligations;

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(z)	the Purchaser is not a Control Person, or a person deemed to have Control, of the Company, as defined in applicable Securities Laws, and will not become a Control Person, or a person deemed to have Control, of the Company by virtue of its subscription for Common Shares hereunder and the Purchaser does not intend to act in concert with any other person or persons to form a control group of the Company;

(aa)	the Purchaser is purchasing the Common Shares with the benefit of a prospectus exemption provided by National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”) and is either: (i) purchasing the Common Shares as principal for its own account and not for the benefit of any other person; or (ii) if it is not purchasing as principal it is either: (A) deemed to be purchasing the Common Shares as principal for its own account in accordance with applicable Securities Laws; or (B) acting as trustee, agent, representative or nominee for a Beneficial Purchaser (whose identity is disclosed on page iii of this Subscription Agreement) who is purchasing as principal for its own account and not for the benefit of any other person;

(bb)	if the Purchaser is resident in Canada, it is purchasing the Common Shares with the benefit of a prospectus exemption and is an “accredited investor”, as such term is defined in NI 45-106, such that one or more of the categories set out in Part B of Schedule B correctly and in all respects describes the Purchaser, and the Purchaser has so indicated by initialling the box opposite each category on such certificate which so describes it and certified the same by executing the certificate, and if the Purchaser is an individual subscribing under categories (j), (k), or (l), he or she has executed and delivered to BMO an Individual Risk Acknowledgment Form;

(cc)	if the Purchaser is resident in Canada, it is an “accredited investor” in reliance on paragraph (m) of the definition of “accredited investor” in Section 1.1 of NI 45-106, the Purchaser was not created or used solely to purchase or hold securities as an accredited investor under that paragraph (m);

(dd)	the Purchaser will not offer or sell the Common Shares unless such securities are registered under the U.S. Securities Act and the laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that the Purchaser will not resell the Common Shares except in accordance with the provisions of applicable Securities Laws;

(ee)	if the Purchaser, or a Beneficial Purchaser, if any, for whom it is acting as agent or trustee, is a U.S. Person, the Purchaser confirms, represents and warrants that:

(i)	it is aware that the Common Shares have not been registered under the U.S. Securities Act or the applicable Securities Laws of any state of the United States and the Common Shares may not be offered or sold, directly or indirectly, in the United States without registration under the U.S. Securities Act and all applicable U.S. state securities laws or compliance with requirements of an exemption from such registration;

(ii)	it is aware that, subject to the terms and conditions of this Subscription Agreement, the Company may offer and sell the Common Shares to, or for the account or benefit of, persons in the United States or U.S. Persons in compliance with the exemption from the registration requirements of the U.S. Securities Act provided by Section 4(a)(2) of the Securities Act, and similar exemptions under applicable U.S. state securities laws; and

(iii)	it is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act;

(ff)	if the Purchaser, or a Beneficial Purchaser, if any, for whom it is acting as agent or trustee, is resident in or otherwise subject to applicable Securities Laws of a jurisdiction other than Canada and the United States, being an International Jurisdiction, the Purchaser confirms, represents and warrants that:

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(i)	the Purchaser is knowledgeable of, or has been independently advised as to, the applicable Securities Laws of the jurisdiction in which the Purchaser is resident and which would apply to this Subscription Agreement;

(ii)	the Purchaser is purchasing the Common Shares, as principal, pursuant to exemptions from the prospectus, financial promotion and/or registration requirements or equivalent requirements under applicable Securities Laws or, if such is not applicable, the Purchaser is permitted to purchase the Common Shares under the applicable Securities Laws of the International Jurisdiction without the need to rely on any exemptions;

(iii)	all acts of solicitation, conduct or negotiations directly or indirectly in furtherance of the purchase of the securities occurred outside of Canada and the United States;

(iv)	no offer was made to the Purchaser in Canada or the United States and the buy order in respect of the subscription was not placed from within Canada or the United States;

(v)	the applicable Securities Laws of the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Common Shares;

(vi)	the delivery of this Subscription Agreement, the acceptance hereof by the Company and the purchase of the Common Shares by the Purchaser complies with all applicable laws of the International Jurisdiction and all other applicable laws and does not trigger: (i) any obligation to prepare and file a prospectus, registration statement or similar document, or any other report or notice with respect to such purchase in the International Jurisdiction or to register the Common Shares; or (ii) any continuous disclosure reporting obligations of the Company in the International Jurisdiction; or (iii) any registration obligation of the Underwriters in the International Jurisdiction; and

(vii)	the Purchaser will, if requested by the Company, the Underwriters or their respective counsel, deliver to the Company and the Underwriters a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subsections (ii) to (vi) above to the satisfaction of the Company, the Underwriters and their respective counsel, acting reasonably;

(gg)	except for its knowledge regarding its subscription for Common Shares hereunder, it has no knowledge of a “material fact” or a “material change” (as those terms are defined in the Securities Act (British Columbia)) in the affairs of the Company that has not been generally disclosed;

(hh)	the funds to purchase the Common Shares which will be advanced by the Purchaser to the Company and the Underwriters will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”), and the Purchaser acknowledges that the Company and the Underwriters may in the future be required by law to disclose the Purchaser’s name and other information relating to this Subscription Agreement and the subscription hereunder, on a confidential basis, pursuant to the PCMLTFA; and none of the funds to be provided by the Purchaser hereunder (A) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified by the Purchaser; and the Purchaser will promptly notify the Company and the Underwriters if the Purchaser discovers that any of such representations ceases to be true, and to provide the Company and the Underwriters with appropriate information in connection therewith; and

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(ii)	the Purchaser is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Purchaser agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Purchaser is permitted to do so under applicable law. If the Purchaser is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), to the extent required, the Purchaser maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the Purchaser and used to purchase the Common Shares were legally derived.

8.	Reliance upon Representations, Warranties and Covenants by the Company, the Underwriters and the U.S. Affiliates

The Purchaser acknowledges that the representations, warranties and covenants made by the Purchaser in this Subscription Agreement are made with the intent that they may be relied upon by the Company, the Underwriters, the U.S. Affiliates (as applicable) and their respective counsel to, among other things, determine the Purchaser’s eligibility to purchase the Common Shares, including without limitation the availability of exemptions from the registration and prospectus requirements of applicable Securities Laws in connection with the issuance of the Common Shares to the Purchaser. The Purchaser further covenants to the Company, the Underwriters and the U.S. Affiliates (as applicable) that by accepting the Common Shares, the Purchaser will be representing and warranting that such representations and warranties are true as at the Closing Date with the same force and effect as if they had been made by the Purchaser at the Closing Date, and that the covenants of the Purchaser made by it in this Subscription Agreement to be performed prior to the Closing Date have been performed. The Purchaser further agrees to indemnify the Underwriters, the Company and its respective directors, officers, employees, advisers, affiliates, shareholders and agents, and their respective counsel, against all losses, claims, costs, expenses, damages and liabilities which any of them may suffer or incur and which are caused by or rise from any inaccuracy in, or breach or misrepresentation by the Purchaser of, any such representations, warranties and covenants. The Purchaser undertakes to immediately notify the Company, the Underwriters and the U.S. Affiliates (as applicable) of any change in any statement or other information relating to the Purchaser set out herein or in a schedule hereto that takes place prior to the Closing Date.

9.	Representations, Warranties and Covenants of the Company

By accepting the Purchaser’s subscription, the Company agrees that the Purchaser (and any Beneficial Purchaser) will have the benefit of all the representations, warranties and covenants given by the Company in the Underwriting Agreement and further agrees that all such representations, warranties and covenants will be deemed to be incorporated herein as if they were reproduced in their entirety, with such changes as are necessary in order to reflect that such representations, warranties and covenants are being made by the Company to the Purchaser (and any Beneficial Purchaser). However, the Purchaser acknowledges and agrees that any of the representations, warranties and covenants set forth in the Underwriting Agreement may be varied, amended, altered or waived as contemplated in Section 5(d) hereof.

10.	Commissions, Fees and Expenses

The Purchaser acknowledges that in connection with the issue and sale of the Common Shares pursuant to the Offering, the Underwriters will receive from the Company a cash fee equal to 5.0% of the aggregate gross proceeds of the Offering.

No other commission or fee is payable by the Company in connection with the completion of the Offering; provided that the Company will pay certain reasonable and documented fees and expenses of the Underwriters (including reasonable and documented fees and expenses of counsel to the Underwriters) plus applicable taxes in connection with the Offering, as set out in the Underwriting Agreement.

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Subject to the Underwriting Agreement and except as disclosed in this Section 10, all costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

11.	No Revocation.

The Purchaser agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Purchaser without the consent of the Company, subject to Section 13 hereof. Further, to the extent permitted by law, the Purchaser expressly waives and releases the Company and the Underwriters from all rights of withdrawal or rescission to which the Purchaser might otherwise be entitled pursuant to the applicable Securities Laws with respect to the Common Shares purchased pursuant to the Offering.

12.	Exclusion of Liability of the Underwriters.

The Purchaser acknowledges that the Underwriters are acting as underwriters in this transaction and that all warranties, conditions, representations or stipulations, other than those relating solely to the Underwriters, whether express or implied and whether arising hereunder or under prior agreement or statement or by statute or at common law are expressly those of the Company. The Purchaser acknowledges that no information or representation concerning the Company has been provided to the Purchaser by the Company or the Underwriters other than those contained in this Subscription Agreement and the Underwriting Agreement, and that the Purchaser is relying entirely upon this Subscription Agreement, the Underwriting Agreement and publicly available information relating to the Company, such publicly available information having been delivered to the Purchaser without independent investigation or verification by the Underwriters, and agrees that the Underwriters assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information or as to whether all information concerning the Company required to be disclosed by the Company has been generally disclosed and agrees and acknowledges that the Company’s counsel and the Underwriters’ counsel are acting solely as counsel to the Company and the Underwriters, respectively, and not as counsel to the Purchaser. No person in the employment of, or acting as agent of, the Underwriters has any authority to make or give any representation or warranty whatsoever in relation to the Company or the Common Shares. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Underwriters, and the Purchaser hereby releases the Underwriters from any claims that may arise in respect of any such information given or statement made.

13.	Withdrawal of Subscription.

The Purchaser reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before the Closing if the Underwriters terminate their obligations with respect to the Offering under the Underwriting Agreement and hereby appoints the Underwriters as its agent for the purpose of notifying the Company of the withdrawal or termination of this subscription.

14.	Survival.

The representations, warranties and covenants of the Purchaser contained in this Subscription Agreement shall survive the Closing and continue in full force and effect for the benefit of the Company and the Underwriters for a period of two years following Closing, in each case notwithstanding such Closing or any investigation made by or on behalf of the Company or the Underwriters with respect thereto and notwithstanding any subsequent disposition by the Purchaser of any of the Common Shares.

15.	Personal Information Authorization.

By executing this Subscription Agreement, the Purchaser hereby consents to the collection, use and disclosure of the personal information provided herein, and other personal information provided by the Purchaser or collected by the Company, the Underwriters, the U.S. Affiliates (as applicable), or their respective counsel as reasonably necessary in connection with the Purchaser’s subscription for the Common Shares (collectively, “personal information”) as follows:

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(a)	the Company, the Underwriters and, as applicable, the U.S. Affiliates may use personal information and disclose personal information to intermediaries such as the Company’s or the Underwriters’ legal counsel and withholding and/or transfer agents for the purposes of determining the Purchaser’s eligibility to invest in the Common Shares and for managing and administering the Purchaser’s investment in the Common Shares;

(b)	the Company, the Underwriters and, as applicable, the U.S. Affiliates may disclose personal information to the Exchanges and other securities regulatory authorities for purposes including, but not limited to, complete any filings required by the Exchanges or other securities regulatory authorities, indirect collection of information by the Exchanges or securities regulatory authorities under authority granted in applicable Securities Laws and the administration and enforcement of the applicable Securities Laws by the securities regulator authorities;

(c)	the Company may use the Purchaser’s social insurance number for income reporting purposes in accordance with applicable law;

(d)	the Company and its advisors may each collect, use and disclose personal information for the purposes of meeting legal, regulatory, self-regulatory, security and audit requirements (including any applicable tax, securities, money laundering or anti-terrorism legislation, rules or regulations) and as otherwise permitted or required by law, which disclosures may include disclosures to tax, securities or other regulatory or self-regulatory authorities in Canada and/or in foreign jurisdictions, if applicable, in connection with the regulatory oversight mandate of such authorities;

(e)	the Company and its advisors may use personal information and disclose personal information to parties connected with the proposed or actual transfer, sale, assignment, merger or amalgamation of the Company or its business or assets or similar transactions for the purpose of permitting such parties to evaluate and/or proceed with and complete such transaction. Purchasers, assignees and successors of the Company or its business or assets may collect, use and disclose personal information as described in this Subscription Agreement. The Purchaser acknowledges that the Company’s agents or intermediaries may be located outside of Canada, and personal information may be transferred and/or processed outside of Canada for the purposes described above, and that measures the Company may use to protect personal information while handled by agents, intermediaries or other third parties on its behalf, and personal information otherwise disclosed or transferred outside of Canada for the purposes described above, are subject to legal requirements in foreign countries applicable to the Company or such third parties; for example, any lawful requirements to disclose personal information to government authorities in those countries; and

(f)	in the event the Purchaser has any questions with respect to the indirect collection of such information by such securities regulatory authorities and regulators in Canada, the Purchaser should contact the applicable securities regulatory authority or regulator using the contact information set out below in Schedule E under the heading “Contact Information – Provincial and Territorial Securities Regulatory Authorities”.

By executing this Subscription Agreement, the Purchaser consents to and authorizes the foregoing collection, use and disclosure of the Purchaser’s personal information. The Purchaser also consents to and authorizes the filing of copies or originals of any of this Subscription Agreement (including attachments) below as may be required to be filed with the Exchanges or other securities regulatory authorities in connection with the transactions contemplated hereby. In addition, the Purchaser consents to and authorizes the collection, use and disclosure of all such personal information by the Exchanges and other securities regulatory authorities in accordance with their requirements, including the provision to third party service providers, from time to time. The Purchaser agrees that the Company, the Underwriters and, as applicable, the U.S. Affiliates may be required by law or otherwise to disclose to securities regulatory authorities the identity of the Purchaser and if applicable the beneficial purchaser for whom the Purchaser may be acting.

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16.	Personal Information Protection and Electronic Documents Act

The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledge and consent to the fact that the Company, the Underwriters and, as applicable, the U.S. Affiliates are collecting the Purchaser’s, and, if applicable, such agent’s personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), for the purpose of completing this Subscription Agreement. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledges and consents to the Company, the Underwriters and, as applicable, the U.S. Affiliates retaining such personal information for as long as permitted or required by law or business practices. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent further acknowledges and consents to the fact that the Company, the Underwriters and, as applicable, the U.S. Affiliates may be required by the applicable Securities Laws, the rules and policies of any stock exchange or the rules of the Canadian Investment Regulatory Organization to provide regulatory authorities or stock exchanges with any personal information provided by the Purchaser or, if applicable, such agent in this Subscription Agreement. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent represents and warrants that it has the authority to provide the consents and acknowledgements set out in this section. In addition to the foregoing, the Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledges and agrees that the Company, the Underwriters and, as applicable, the U.S. Affiliates may use and disclose the Purchaser’s and, if applicable, such agent’s personal information, and consents thereto, as follows:

(a)	for internal use with respect to managing the relationships between and contractual obligations of the Company and the Purchaser;

(b)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to the Canada Revenue Agency;

(c)	disclosure to stock exchanges and securities regulatory authorities and other regulatory bodies having jurisdiction with respect to the approval or acceptance of the Offering, reports of trades and similar stock exchange or regulatory filings;

(d)	disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(e)	disclosure to professional advisers of the Company in connection with the performance of their professional services;

(f)	disclosure to any person where such disclosure is necessary for legitimate business reasons;

(g)	disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(h)	for use and disclosure as otherwise required or permitted by law.

17.	Governing Law.

This Subscription Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Purchaser hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of British Columbia with respect to any matters arising out of this Subscription Agreement.

18.	Independent Legal Advice.

The Purchaser acknowledges and agrees that: (i) Blakes has acted as legal counsel only to the Company and Cassels has acted as legal counsel only to the Underwriters, (ii) neither Blakes nor Cassels has provided legal advice to the Purchaser, and (iii) neither Blakes nor Cassels is protecting the rights and interests of the Purchaser. The Purchaser acknowledges and agrees that the Company, the Underwriters, Blakes and Cassels have given the Purchaser the opportunity to seek, and have recommended that the Purchaser obtain, independent legal advice with respect to the subject matter of this Subscription Agreement and, further, the Purchaser hereby represents and warrants to the Company, the Underwriters, Blakes and Cassels that the Purchaser has sought independent legal advice or waives such advice. The Purchaser has been advised to consult his, her or its own legal advisors with respect to applicable Securities Laws, including resale restrictions, insider reporting requirements and early warning reporting requirements. The Purchaser understands that he, she or it is responsible for compliance with applicable Securities Laws.

17

19.	Severability.

The invalidity, illegality or unenforceability of any provision of this Subscription Agreement will not affect the validity, legality or enforceability of any other provision hereof.

20.	Costs.

All costs and expenses incurred by the Purchaser, including, without limitation, legal fees and disbursements relating to the purchase by the Purchaser of the Common Shares, will be borne by the Purchaser.

21.	Assignment.

This Subscription Agreement will enure to the benefit of and be binding on the Company, the Purchaser and their respective heirs, administrators, executors, successors and permitted assigns. This Subscription Agreement may not be assigned by the Company and may only be transferred or assigned by the Purchaser: (a) subject to compliance with applicable Securities Laws, and (b) with the prior written consent of the Company and the Underwriters.

22.	No Partnership.

Nothing herein will constitute or be construed to constitute a partnership of any kind whatsoever between the Purchaser and the Company.

23.	Entire Agreement.

This Subscription Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written. There are no conditions, representations, warranties, covenants or other agreements between the parties hereto relating to the subject matter hereof, except as specifically set out, referred to or incorporated by reference herein.

24.	Amendments and Waivers.

Except as contemplated by Section 5 hereof and as permitted in the Underwriting Agreement, no amendment to this Subscription Agreement will be valid or binding unless set out in writing and duly executed by the parties hereto. No waiver of any breach of any provision of this Subscription Agreement will be effective or binding unless made in writing and signed by the waiving party.

25.	Electronic Deliveries and Counterparts.

The Company, the Underwriters and, as applicable, the U.S. Affiliates will be entitled to rely on delivery by electronic means of a copy of this Subscription Agreement executed by the Purchaser, and acceptance by the Company of such executed Subscription Agreement will be legally effective to create a valid and binding agreement between the Purchaser and the Company in accordance with the terms hereof. In addition, this Subscription Agreement may be executed in counterparts, each of which will be deemed to be an original and all of which will constitute one and the same document.

18

26.	Extended Meanings and Headings.

In this Subscription Agreement words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts and unincorporated associations. The headings contained herein are for convenience of reference only and will not affect the construction or interpretation hereof.

27.	Time of Essence.

Time will be of the essence of this Subscription Agreement.

28.	Currency.

All references to currency herein are to the lawful money of the United States, unless otherwise stated.

29.	Further Assurances.

Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the closing of the transactions contemplated hereby, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Subscription Agreement.

30.	Language

It is the express wish of the Purchaser that the Subscription Agreement and any related documentation be drawn up in English only. Il est de la volonté expresse du souscripteur que la convention de souscription ainsi que tout document connexe soient rédigés en langue anglaise uniquement.

31.	Notices.

All notices or other communications to be given hereunder will be delivered by hand or by e-mail, and if delivered by hand, will be deemed to have been given on the date of delivery or, if sent by email, on the date of transmission if sent before 5:00 p.m. (Vancouver time) and such day is a Business Day or, if not, on the first Business Day following the date of transmission.

Notices to the Company will be addressed to:

NOVAGOLD Resources Inc.

201 South Main Street, Suite 400

Salt Lake City, UT 84111

Attention:	Corporate Secretary
Email:	[***] with a copy to [***]

with a copy (which will not constitute notice) to:

Blake, Cassels & Graydon LLP

Suite 3500, 1133 Melville Street

Vancouver, British Columbia V6E 4E5

Attention:	Trisha Robertson
Email:	[***]

19

Notices to the Purchaser will be addressed to the address of the Purchaser set out on the execution pages hereof, with a copy to BMO to:

BMO Nesbitt Burns Inc.

2300 – 595 Burrard Street

Vancouver, BC V7X 1L7

Attention:	Carter Hohmann
Email:	[***]

with a copy (which will not constitute notice) to:

Cassels Brock & Blackwell LLP

Suite 2200, RBC Place

885 West Georgia Street

Vancouver, BC V6C 3E8

Attention:	Jennifer Traub / James Lyle
Email:	[***] / [***]

Either the Company or the Purchaser may change its address for service aforesaid by notice in writing to the other party hereto specifying its new address for service hereunder.

[Remainder of page intentionally left blank.]

20

SCHEDULE A

QUALIFIED INSTITUTIONAL BUYER LETTER

TO BE COMPLETED BY ALL PURCHASERS THAT ARE U.S. PERSONS OR THAT ARE IN THE UNITED STATES

TO:	NOVAGOLD Resources Inc. (the “Company”)

AND TO:	BMO Nesbitt Burns Inc. (“BMO”), RBC Dominion Securities Inc. (“RBC”), Scotia Capital Inc. (“Scotiabank” and, together with BMO and RBC, the “Underwriters”) and all applicable U.S. registered broker-dealer affiliates of the Underwriters (collectively, the “U.S. Affiliates”)

Reference is made to the subscription agreement between the Company and the undersigned (referred to herein as the “Purchaser”) dated as of the date hereof (the “Subscription Agreement”). Upon execution of this Qualified Institutional Buyer Letter by the Purchaser, this Qualified Institutional Buyer Letter shall be incorporated into and form a part of the Subscription Agreement. Terms not otherwise defined herein have the meanings attributed to them in the Subscription Agreement.

In connection with the proposed purchase of Common Shares, the undersigned represents and warrants to, and covenants with, the Company, the Underwriters and, as applicable, the U.S. Affiliates on the date hereof and on the Closing Date, as follows:

(a)	the Purchaser understands and acknowledges that:

(i)	the Common Shares have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States, and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements under the U.S. Securities Act and similar exemptions under applicable state securities laws;

(ii)	the Common Shares may not be offered or sold except pursuant to registration under the U.S. Securities Act and the securities laws of all applicable states, or pursuant to available exemptions therefrom; and

(iii)	the Purchaser is not purchasing any Common Shares as a result of any “directed selling efforts” (as defined by Rule 902(c) of Regulation S under the U.S. Securities Act) in respect of the Common Shares, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Common Shares;

(b)	the Purchaser is resident in the jurisdiction set out under the “Purchaser’s Address” on page ii hereof, which is the address at which the Purchaser received and accepted the offer to purchase the Common Shares;

(c)	if the Purchaser decides to offer, sell or otherwise transfer any of the Common Shares, it will not offer, sell or otherwise transfer any of such Common Shares, directly or indirectly, unless the sale is:

(i)	to the Company;

(ii)	made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)	made pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities laws; or

(iv)	in another transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities; and, in the case of clauses (ii), (iii) or (iv) above, it has prior to such sale furnished to the Company an opinion of counsel of recognized standing or other evidence of exemption, in each case in form and substance reasonably satisfactory to the Company;

A-1

(d)	it understands and acknowledges that the Common Shares will be “restricted securities”, as such term is defined in Rule 144(a)(3) under the U.S. Securities Act, and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the electronic positions, certificates or DRS representing each of the Common Shares will bear a legend (the “U.S. Legend”) in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ALL LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (B), (C) OR (D), THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided that the legend may be removed by delivery to the Company and the Company’s registrar and transfer agent of an opinion of counsel of recognized standing or other evidence of exemption in form and substance reasonably satisfactory to the Company that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(e)	the Purchaser understands and acknowledges that the Company is a “domestic issuer” within the meaning of Regulation S under the U.S. Securities Act, and that therefore, the U.S. Legend cannot be removed in connection with a resale of Common Shares pursuant to Rule 904 of Regulation S under the U.S. Securities Act.

(f)	the Purchaser consents to the Company making a notation on its records or giving instruction to its registrar and transfer agent in order to implement the restrictions on transfer with respect to the Common Shares set forth and described herein;

(g)	the Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares and it is able to bear the economic risk of loss of its entire investment;

(h)	the Purchaser certifies that, if the Purchaser is an entity or organization, the Purchaser was not formed for the specific purpose of acquiring the Common Shares;

(i)	the Purchaser acknowledges that the Company has provided to the Purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Common Shares;

A-2

(j)	the Purchaser has not purchased the Common Shares as a result of any form of “general solicitation or general advertising” (as those terms are defined in Regulation D under the U.S. Securities Act), including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet, or broadcast over radio or television, or the internet or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(k)	the Purchaser is and will be acquiring the Common Shares for its own account, or for the account of one or more persons for whom it is exercising sole investment discretion (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution of the Common Shares and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Common Shares has any intention to distribute either directly or indirectly the Common Shares to, or for the account or benefit of, a U.S. Person or person in the United States; provided, however, that this paragraph shall not restrict the Purchaser from selling or otherwise disposing of such Common Shares pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws, or under an applicable exemption from such registration requirements;

(l)	no agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the United States Securities and Exchange Commission or any state securities commission) has made any finding or determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect, to the Common Shares;

(m)	the funds representing the purchase price which will be advanced by the Purchaser to the Company hereunder will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Purchaser acknowledges that the Company may in the future be required by law to disclose the Purchaser’s name and other information relating to the subscription agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the purchase price to be provided by the Purchaser (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Purchaser, and it shall promptly notify the Company if the Purchaser discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith; and

(n)	the Purchaser, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Common Shares, is a Qualified Institutional Buyer as defined in Rule 144A under the U.S. Securities Act and is also an “accredited investor” as defined in Rule 501(a) under the U.S. Securities Act.

The Purchaser acknowledges that the representations, warranties and covenants made by the Purchaser in this Accredited Investor Certificate are made with the intent that they may be relied upon by the Company, the Underwriters, the U.S. Affiliates (as applicable) and their respective counsel to, among other things, determine the Purchaser’s eligibility to purchase the Common Shares, including without limitation the availability of an exemption from the registration requirements of the U.S. Securities Act and all applicable state securities laws in connection with the issuance of the Common Shares to the Purchaser. The Purchaser further covenants that by accepting the Common Shares, the Purchaser will be representing and warranting that such representations and warranties are true as at the Closing Date with the same force and effect as if they had been made by the Purchaser at such Closing Date. The Purchaser undertakes to immediately notify the Company, the Underwriters, the U.S. Affiliates (as applicable) of any change in any statement or other information relating to the Purchaser set forth herein that takes place prior to the Closing Date.

All monetary references in this Schedule only are in United States dollars.

[Signature page follows.]

A-3

DATED as of this ________ day of _________________, 2026.

Name of Purchaser (please print)

By:
Authorized Signature
Official Title or Capacity (please print)
Name of Signatory (please print name of individual whose signature appears above if different than name of Purchaser)

A-4

SCHEDULE B

CANADIAN PURCHASER CERTIFICATE

TO BE COMPLETED BY ALL PURCHASERS RESIDENT IN CANADA

TO:	NOVAGOLD Resources Inc. (the “Company”)

AND TO:	BMO Nesbitt Burns Inc. (“BMO”), RBC Dominion Securities Inc. (“RBC”), Scotia Capital Inc. (“Scotiabank” and, together with BMO and RBC, the “Underwriters”) and all applicable U.S. registered broker-dealer affiliates of the Underwriters (collectively, the “U.S. Affiliates”)

Terms not otherwise defined in this Schedule have the meaning given to them in, as applicable, (a) National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”), (b) National Instrument 14-101 – Definitions, or (c) the securities legislation of the jurisdiction of the Company or Purchaser. While certain definitions used in this Schedule B are incorporated for ease of reference in footnotes, full reference should be made to NI 45-106 for the complete provisions, including definitions, and to the Companion Policy to NI 45-106 for matters of interpretation and application. All monetary references are in Canadian dollars.

Capitalized terms not specifically defined in this Schedule B have the meanings ascribed to them in the Subscription Agreement to which this Schedule B is attached.

INSTRUCTIONS

Each Purchaser (and any Beneficial Purchaser) hereby acknowledges Part A (Purchasing as Principal) of this Schedule B and must complete Part B (Accredited Investor) of this Schedule B.

If a Purchaser (and any Beneficial Purchaser) completes Part B of this Schedule B and is an individual subscribing under categories (j), (k), or (l), such Purchaser must also complete Attachment 1 (Risk Acknowledgment Form for Individual Accredited Investors) to this Schedule B.

In connection with the purchase of the Common Shares by the Purchaser (and any Beneficial Purchaser), the Purchaser represents, warrants, covenants (on its own behalf or, if applicable, on behalf of a Beneficial Purchaser for whom the Purchaser is contracting under the Subscription Agreement) and certifies to the Company and the Underwriters, and acknowledges that the Company and the Underwriters are relying thereon, that:

PART A – PURCHASING AS PRINCIPAL

The Purchaser is either: (i) purchasing the Common Shares as principal for its own account and not for the benefit of any other person; or (ii) if it is not purchasing as principal it is either: (A) deemed to be purchasing the Common Shares as principal for its own account in accordance with applicable Securities Laws; or (B) acting as trustee, agent, representative or nominee for a Beneficial Purchaser (whose identity is disclosed on page iii of the Subscription Agreement) who is purchasing as principal for its own account and not for the benefit of any other person.

PART B - ACCREDITED INVESTOR – CANADA

The Purchaser is: [check the box that applies]

B-1

☐	(a)

(i) except in Ontario, a Canadian financial institution[1], or a Schedule III bank[2],

(ii) in Ontario, a financial institution described in paragraph 73.1(1) of the Securities Act (Ontario) (as detailed below),

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

☐	(c)	a subsidiary[3] of any person[4] referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

☐	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

☐	(e)	an individual[5] registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

☐	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction[6], or any agency of that government,

☐	(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,

☐	(j)

an individual who, either alone or with a spouse[7], beneficially owns financial assets[8] having an aggregate realizable value that, before taxes but net of any related liabilities[9], exceeds $1,000,000,

IMPORTANT – If you qualify as an accredited investor under this Category (j), you must complete and execute Form 45-106F9 –Individual Risk Acknowledgment form, attached as Attachment 1 to this Schedule B

[1]	“Canadian financial institution” means (a) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (b) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

[2]	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada).

[3]	“subsidiary” means an issuer that is controlled by another issuer, and an issuer is controlled by a person if (a) voting securities of the issuer are held, other than by way of security only, by or for the benefit of that person, and (b) the voting rights attached to those voting securities are entitled, if exercised, to elect a majority of the directors of the issuer.

[4]	“person” includes an individual, corporation, partnership, trust, fund, association, syndicate, organization, any other organized group of persons, whether incorporated or not, and the personal or other legal representative of a person to whom the context can apply according to law.

[5]	“individual” means a natural person, but does not include (a) a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or trust, or (b) a natural person in the person’s capacity as a trustee, executor, administrator or personal or other legal representative.

[6]	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada.

[7]	“spouse” means, an individual who, (a) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (b) is living with another individual in a marriage-like relationship, including a marriage like relationship between individuals of the same gender, or (c) in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

[8]	“financial assets” means (a) cash, (b) securities, or (c) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation.

[9]	“related liabilities” means (a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (b) liabilities that are secured by financial assets.

B-2

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

☐	(k)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

IMPORTANT – If you qualify as an accredited investor under this Category (k), you must complete and execute Form 45-106F9 –Individual Risk Acknowledgment form, attached as Attachment 1 to this Schedule B

☐	(l)

an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

IMPORTANT – If you qualify as an accredited investor under this Category (l), you must complete and execute Form 45-106F9 –Individual Risk Acknowledgment form, attached as Attachment 1 to this Schedule B

☐	(m)	a person, other than an individual or investment fund[10], that has net assets[11] of at least $5,000,000 as shown on its most recently prepared financial statements[12], and such person has not been created or used solely to purchase or hold securities as an accredited investor,

☐	(n)	an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 [Minimum amount investment], and 2.19 of NI 45-106 [Additional investment in investment funds], or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 [Investment fund reinvestment],

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

☐	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

☐	(q)	a person acting on behalf of a fully managed account[13] managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

[10]	“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes (a) an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), and whose business objective is making multiple investments, and (b) a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), whose business objective is making multiple investments and a “non-redeemable investment fund” means an issuer, (x) whose primary purpose is to invest money provided by its securityholders, (y) that does not invest, (i) for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or (ii) for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and (z) that is not a mutual fund.

[11]	“net assets” means the value of the total assets of the purchaser less the value of the total liabilities.

[12]	“financial statements” includes interim financial reports.
[13]	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction

B-3

☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser[14] or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

☐	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor, or

☐	(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse[7], a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

[14]	“eligibility adviser” means (a) a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and (b) in Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not (i) have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and (ii) have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months.

B-4

DATED as of this ______ day of _________________, 2026.

Name of Purchaser (please print)

By:
Authorized Signature
Official Title or Capacity (please print)
Name of Signatory (please print name of individual whose signature appears above if different than name of Purchaser)

B-5

ATTACHMENT 1 TO SCHEDULE B
INDIVIDUAL RISK ACKNOWLEDGMENT FORM

TO BE COMPLETED BY ALL CANADIAN PURCHASERS WHO SELECTED CATEGORY (J), (K) OR (L) ON SCHEDULE B

Form 45-106F9

Risk Acknowledgement Form for Individual Accredited Investors

WARNING!

This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Common Shares	Issuer: NOVAGOLD Resources Inc.
Purchased from: NOVAGOLD Resources Inc.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of US$____________________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you (you may initial more than one statement). The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
• Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
• Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

B-6

• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

NOVAGOLD Resources Inc.

201 South Main Street, Suite 400

Salt Lake City, UT 84111

Attention: Corporate Secretary

Email: [***] with a copy to [***]

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at [***].

Form instructions:

1.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

2.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

B-7

SCHEDULE C

INTERNATIONAL PURCHASER CERTIFICATE

TO BE COMPLETED BY PURCHASERS RESIDENT IN A JURSIDICTION OUTSIDE OF CANADA AND THE UNITED STATES

TO:	NOVAGOLD Resources Inc. (the “Company”)

AND TO:	BMO Nesbitt Burns Inc. (“BMO”), RBC Dominion Securities Inc. (“RBC”), Scotia Capital Inc. (“Scotiabank” and, together with BMO and RBC, the “Underwriters”) and all applicable U.S. registered broker-dealer affiliates of the Underwriters (collectively, the “U.S. Affiliates”)

Reference is made to the subscription agreement between the Company and the undersigned dated as of the date hereof (the “Subscription Agreement”). Terms not otherwise defined herein have the meanings attributed to them in the Subscription Agreement. In connection with the purchase of the Common Shares by the undersigned purchaser (the “Purchaser”) or, if applicable, on behalf of any disclosed beneficial purchaser (“Beneficial Purchaser”), the Purchaser hereby represents, warrants, covenants and certifies to the Company and the Underwriters that:

1.	The Purchaser is resident in a jurisdiction outside Canada and the United States (the “International Jurisdiction”) or is otherwise subject to the laws of an International Jurisdiction.

2.	The Purchaser complies with the requirements of all applicable Securities Laws in the applicable International Jurisdiction and will provide such evidence of compliance with all such matters as the Company and the Underwriters may request.

3.	Upon execution of this International Purchaser Certificate by the Purchaser, this International Purchaser Certificate will be incorporated into and form a part of the Subscription Agreement.

4.	The Purchaser is either:

(a)	purchasing the Common Shares as principal for its own account and not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Common Shares; or

(b)	is acting as agent for one or more beneficial purchasers disclosed on page iii of the Subscription Agreement, each Beneficial Purchaser is purchasing as principal for its own account and not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Common Shares.

5.	The Purchaser is knowledgeable of, or has been independently advised as to, the applicable Securities Laws of the International Jurisdiction having application or jurisdiction over the Purchaser and which would apply to the acquisition of the Common Shares.

6.	The Purchaser is purchasing the Common Shares pursuant to exemptions from prospectus, registration or similar requirements under applicable Securities Laws or, if such is not applicable, the Purchaser is permitted to purchase the Common Shares under the applicable Securities Laws of the International Jurisdiction without the need to rely on exemptions, and the Company does not have any filing obligations in that International Jurisdiction.

7.	Applicable laws of International Jurisdictions do not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in that International Jurisdiction in connection with the issue and sale or resale of the Purchaser’s Securities.

8.	The Purchaser acknowledges and confirms the representations and warranties in Section 7(ff) of the Subscription Agreement.

[Signature page follows.]

C-1

DATED as of this ________ day of ________________, 2026.

Name of Purchaser (please print)

By:
Authorized Signature
Official Title or Capacity (please print)
Name of Signatory (please print name of individual whose signature appears above if different than name of Purchaser)

C-2

SCHEDULE D

TERM SHEET

NOVAGOLD RESOURCES INC. Bought Private Placement of Common Shares

Term Sheet

Issuer:	NOVAGOLD RESOURCES INC. (the “Company”).
Offering:	Treasury offering of 30,000,000 common shares, no par value (“Common Shares”)
Issue Price:	US$10.00 per Common Share
Issue Amount:	US$300,000,000
Underwriters’ Option:

The Company has granted the Underwriter an option, exercisable at the Issue Price up to 48 hours prior to the closing of the Offering, to purchase up to an additional 15% of the number of Common Shares purchased pursuant to the Offering.

Use of Proceeds:

The net proceeds of the offering will be used for expenditures associated with Donlin Gold activities, settlement of the Company’s prepayment option on the promissory note with Barrick Mining Corporation, and general corporate purposes.

Form of Offering:

Bought deal private placement to purchasers: (i) in each of the provinces of Canada pursuant to applicable exemptions from the prospectus requirements under applicable Canadian securities laws; (ii) in the United States and elsewhere, pursuant to an exemption from the registration requirements of the United States Securities Act of 1933, as amended, and the applicable securities laws of any state of the United States; and (iii) in jurisdictions outside of Canada and the United States pursuant to prospectus, registration, and other exemptions under applicable securities laws.

Hold Period:	The Common Shares will be subject to a minimum 6-month hold period from the closing of the Offering under applicable securities laws.
Listing:

The outstanding common shares of the Company are listed on the Toronto Stock Exchange (the “TSX”) and the NYSE American under the symbol “NG”. An application will be made to list the Common Shares on the TSX and NYSE American, which listing shall be conditionally approved by the TSX and authorized by the NYSE American prior to the closing of the Offering.

Eligibility:	Eligible for RRSPs, RRIFs, RESPs, TFSAs and DPSPs.
Joint Bookrunners:	BMO Capital Markets, RBC Capital Markets and Scotiabank.
Commission:	5.0%.
Closing:	February 5, 2026.

D-1

SCHEDULE E

CONTACT INFORMATION – PROVINCIAL AND TERRITORIAL SECURITIES REGULATORY AUTHORITIES

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: (403) 297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

Public official contact: FOIP Coordinator

Government of Nunavut

Department of Justice

Legal Registries Division

P.O. Box 1000, Station 570

1st Floor, Brown Building

Iqaluit, Nunavut X0A 0H0

Telephone: (867) 975-6590

Facsimile: (867) 975-6594

Public official contact: Superintendent of Securities

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: FOI-privacy@bcsc.bc.ca

Public official contact: FOI Inquiries

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593-8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact: Inquiries Officer

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2561

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330

Public official contact: Director

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: (902) 368-4569

Facsimile: (902) 368-5283
Public official contact: Superintendent of Securities

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Public official contact: Chief Executive Officer and Privacy Officer

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)
Public official contact: Secrétaire Générale

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700, Confederation Building

2nd Floor, West Block, Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Public official contact: Superintendent of Securities

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 - 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: (306) 787-5842

Facsimile: (306) 787-5899
Public official contact: Director

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 767-9305

Facsimile: (867) 873-0243

Public official contact: Superintendent of Securities

Government of Yukon

Department of Community Services

Office of the Superintendent of Securities

307 Black Street

Whitehorse, Yukon Y1A 2N1

Telephone: 867-667-5466

Facsimile: (867) 393-6251

Email: securities@gov.yk.ca

Public official contact: Superintendent of Securities

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Facsimile: (902) 424-4625

Public official contact: Executive Director

E-1